UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2014

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 W. Wall, Suite 1800	79701
Midland, Texas	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2014, Legacy Reserves LP (“Legacy”) announced that Cary D. Brown, Chairman, Chief Executive Officer (“CEO”) and President of the general partner of Legacy, intends to resign from his position as CEO and President of Legacy during the first half of 2015. Mr. Brown plans to remain in his position as Chairman of the board of directors of the general partner of Legacy (the “Board”). The Board also announced its intention to appoint Paul T. Horne, Legacy’s current Executive Vice President and Chief Operating Officer, as the successor CEO and President of Legacy. Additionally, effective on December 3, 2014, the Board increased its size from seven to eight members and appointed Mr. Horne as a director to fill the additional seat. Mr. Horne owns H2K Holdings, Ltd., which owns approximately 0.5% interest in Legacy’s general partner.

Currently, there have been no changes made to the compensation arrangements in connection with the potential changes in Legacy’s management team disclosed above or in connection with Mr. Horne’s appointment to the Board. There are no arrangements or understandings between Mr. Horne and any other person pursuant to which he was appointed as a director.

Item 7.01	Regulation FD Disclosure.

On December 3, 2014, Legacy issued a press release announcing, among other things, Cary D. Brown’s intention to resign as CEO and President of Legacy during the first half of 2015, Mr. Horne’s appointment to the Board and the intention of the Board to appoint Mr. Horne as the successor CEO and President.

A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference to this Item 7.01.

The press release is being furnished pursuant to General Instruction B.2 of Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor is it subject to the liabilities of that section or deemed incorporated by reference in any filing by Legacy under the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
Exhibit 99.1	Legacy Reserves LP Press Release dated December 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP

	By:	Legacy Reserves GP, LLC,
its general partner

Date: December 9, 2014	/s/ Dan G. LeRoy
Dan G. LeRoy
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Legacy Reserves LP Press Release dated December 3, 2014.